UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
FORM 8-K
________________________

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 14, 2020
________________________
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
________________________
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)
 ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value	GFN	NASDAQ Global Market

9.00% Series C Cumulative Redeemable Perpetual Preferred Stock (Liquidation Preference $100 per share)	GFNCP	NASDAQ Global Market

8.125% Senior Notes due 2021	GFNSL	NASDAQ Global Market

7.875% Senior Notes due 2025	GFNSZ	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

EXPLANATORY NOTES
Certain References

References to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation (“GFN”), and its consolidated subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN Insurance Corporation, an Arizona corporation (“GFNI”); GFN North America Leasing Corporation, a Delaware corporation (“GFNNA Leasing”); GFN North America Corp., a Delaware corporation (“GFNNA”); GFN Realty Company, LLC, a Delaware limited liability company (“GFNRC”); GFN Manufacturing Corporation, a Delaware corporation (“GFNMC”), and its subsidiary, Southern Frac, LLC, a Texas limited liability company (collectively “Southern Frac”); Pac-Van, Inc., an Indiana corporation, and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation (collectively “Pac-Van”); and Lone Star Tank Rental Inc., a Delaware corporation (“Lone Star”); GFN Asia Pacific Holdings Pty Ltd, an Australian corporation (“GFNAPH”) and its Australian and New Zealand subsidiaries (collectively, “Royal Wolf”).

TABLE OF CONTENTS

		Page

Item 1.01	Entry Into a Material Definitive Agreement	1

Item 9.01	Financial Statements and Exhibits	1

Exhibit 10.1
Amendment No. 11 dated as of December 14, 2020 to Amended and Restated Credit Agreement among Wells Fargo Bank, National Association ("Wells Fargo"), East West Bank (“East West”), CIT Bank, N.A. (“CIT”),  CIBC Bank USA (“CIBC”), KeyBank, National Association (“KeyBank”), Bank Hapoalim B.M. (“BHI”), Associated Bank, N.A. (“Associated”), Bank of the West ("BOTW" and collectively with Wells Fargo, East West, CIT, CIBC, KeyBank, BHI and Associated, the "Lenders"), Pac-Van, Inc. (“Pac-Van”), Lone Star Tank Rental Inc. (“Lone Star”) and Southern Frac, LLC (“Southern Frac”) and the Guarantor Acknowledgement dated December 14, 2020 by PV Acquisition Corp. (“PV Acquisition”) and GFN Manufacturing Corporation (“GFN Manufacturing”)

Exhibit 10.2
Omnibus Amendment and Reaffirmation Agreement dated as of December 14, 2020 among Wells Fargo, East West, CIT, CIBC, Key Bank, BHI and Associated Bank (collectively with Wells Fargo, East West, CIT, Private Bank, Key Bank and BHI, the "Lenders"), and among Pac-Van, Lone Star, Southern Frac, PV Acquisition, GFN Manufacturing and GFN North America Corp.

i

Item 1.01  Entry Into A Material Definitive Agreement

On December 14, 2020, Wells Fargo Bank, National Association ("Wells Fargo"), East West Bank (“East West”), CIT Bank, N.A. (“CIT”),  CIBC Bank USA (“CIBC”), KeyBank, National Association (“KeyBank”), Bank Hapoalim B.M. (“BHI”), Associated Bank, N.A. (“Associated”), Bank of the West ("BOTW" and collectively with Wells Fargo, East West, CIT, CIBC, KeyBank, BHI and Associated, the "Lenders"), Pac-Van, Inc. (“Pac-Van”), Lone Star Tank Rental Inc. (“Lone Star”) and Southern Frac, LLC (“Southern Frac” and collectively with Pac-Van and Lone Star, the “Borrowers”) entered into that certain Amendment No. 11 (the “Amendment”) to the Amended and Restated Credit Agreement dated April 7, 2014 (as amended to date, the “Credit Agreement”).

The Amendment amended the terms and conditions of the Credit Agreement relating to the senior credit facility (as so amended, the “New Credit Facility”) of the Borrowers.

The Amendment provides the Borrowers with a New Credit Facility under which the Borrowers may borrow up to $285 million, subject to the terms of a borrowing base, as defined, calculated at a discount to certain collateral pledged by the Borrowers.  Subject to the conditions of the Amendment, the Borrowers may increase the maximum amount that may be borrowed under the Credit Facility by up to $25 million, thereby increasing the maximum amount that could be borrowed under the Credit Agreement from $285 million to up to $310 million.

The New Credit Facility will mature on the earliest of (i) March 24, 2021, unless by that date all of the remaining Company’s 8.125% Senior Notes due 2021 (the “2021 Notes”) have been repaid in full, refinanced or replaced on terms satisfactory to Borrowers and Wells Fargo, (ii) the date on which the 2021 Notes are due and payable (whether at maturity, by acceleration, or otherwise), (iii) July 31, 2025, unless by that date either (A) the scheduled maturity date of the Company’s 7.875% Senior Notes due 2025 (the “2025 Notes”) has been extended to a date not earlier than March 14, 2026 or (B) the 2025 Notes have been repaid in full or refinanced or replaced on terms mutually satisfactory to Borrowers and Wells Fargo; (iv) the date on which the 2025 Notes are due and payable (whether at maturity, by acceleration, or otherwise); and (v) December 14, 2025.

The Amendment provides that the borrowings under the Credit Agreement shall accrue interest at LIBOR (with LIBOR set at a minimum amount of 0.5%) plus a margin of 2.5% to 3.0% based upon the percentage of funds remaining available to borrow under the Credit Agreement.

The foregoing description of the Amendment is qualified in its entirety by the Amendment, which is attached hereto as Exhibit 10.1 hereto and is incorporated by reference herein.

Omnibus Amendment

In connection with the Amendment, on December 14, 2020 and the Borrowers entered into that certain Omnibus Release, Amendment, and Reaffirmation Agreement (the “Omnibus Amendment”).  Under the Omnibus Amendment, among other things, Wells Fargo and the Lenders released GFN Realty Company, LLC as an obligor under certain agreements executed by the Borrowers in connection with the Amendment: the U.S. Guaranty and Security Agreement, the Canadian Guaranty and Security Agreement, the GFN–Pac-Van Pledge Agreement, the GFN–Lone Star Pledge Agreement, the Intercompany Note, the Endorsement, the Intercompany Subordination Agreement and the fee letter.

The foregoing description of the Omnibus Amendment is qualified in its entirety by the Omnibus Amendment, which is attached hereto as Exhibit 10.2 hereto and is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits

Exhibit	Exhibit Description

10.1
Amendment No. 11 dated as of December 14, 2020 to Amended and Restated Credit Agreement among Wells Fargo Bank, National Association ("Wells Fargo"), East West Bank (“East West”), CIT Bank, N.A. (“CIT”),  CIBC Bank USA (“CIBC”), KeyBank, National Association (“KeyBank”), Bank Hapoalim B.M. (“BHI”), Associated Bank, N.A. (“Associated”), Bank of the West ("BOTW" and collectively with Wells Fargo, East West, CIT, CIBC, KeyBank, BHI and Associated, the "Lenders"), Pac-Van, Inc. (“Pac-Van”), Lone Star Tank Rental Inc. (“Lone Star”) and Southern Frac, LLC (“Southern Frac”) and the Guarantor Acknowledgement dated December 14, 2020 by PV Acquisition Corp. (“PV Acquisition”) and GFN Manufacturing Corporation (“GFN Manufacturing”)

10.2
Omnibus Amendment and Reaffirmation Agreement dated as of December 14, 2020 among Wells Fargo, East West, CIT, CIBC, Key Bank, BHI and Associated Bank (collectively with Wells Fargo, East West, CIT, Private Bank, Key Bank and BHI, the "Lenders"), and among Pac-Van, Lone Star, Southern Frac, PV Acquisition, GFN Manufacturing and GFN North America Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: December 17, 2020	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
General Counsel, Vice President and Secretary

EXHIBIT INDEX
Exhibit Number	Exhibit Description
10.1
Amendment No. 11 dated as of December 14, 2020 to Amended and Restated Credit Agreement among Wells Fargo Bank, National Association ("Wells Fargo"), East West Bank (“East West”), CIT Bank, N.A. (“CIT”),  CIBC Bank USA (“CIBC”), KeyBank, National Association (“KeyBank”), Bank Hapoalim B.M. (“BHI”), Associated Bank, N.A. (“Associated”), Bank of the West ("BOTW" and collectively with Wells Fargo, East West, CIT, CIBC, KeyBank, BHI and Associated, the "Lenders"), Pac-Van, Inc. (“Pac-Van”), Lone Star Tank Rental Inc. (“Lone Star”) and Southern Frac, LLC (“Southern Frac”) and the Guarantor Acknowledgement dated December 14, 2020 by PV Acquisition Corp. (“PV Acquisition”) and GFN Manufacturing Corporation (“GFN Manufacturing”)

10.2
Omnibus Amendment and Reaffirmation Agreement dated as of December 14, 2020 among Wells Fargo, East West, CIT, CIBC, Key Bank, BHI and Associated Bank (collectively with Wells Fargo, East West, CIT, Private Bank, Key Bank and BHI, the "Lenders"), and among Pac-Van, Lone Star, Southern Frac, PV Acquisition, GFN Manufacturing and GFN North America Corp.